                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Kansas City Power and Light
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                             Press release dated
                               April 22, 1996

THIS MATERIAL IS BEING FILED PURSUANT TO RULE 14A-6 AND IS BEING MADE AVAILABLE AT VARIOUS SHAREHOLDER MEETINGS BEGINNING APRIL 22, 1996.


              MEDIA CONTACTS:               INVESTOR CONTACTS:
UTILICORP:    Jerry Cosley -- 816-467-3677  Ellen Fairchild -- 816-467-3506
KCPL:         Pam Levetzow -- 816-556-2926  David Myers -- 816-556-2718




                      UTILICORP AND KCPL PROVIDE DETAILS OF
                          $600 MILLION IN MERGER SAVINGS


    Kansas City, MO, April 22, 1996 -- Continuing the process of completing their $3 billion merger next year, UtiliCorp United and Kansas City Power & Light Company today highlighted additional details about the savings of $600 million expected from the combination.

    The new combined company will be a diversified energy firm with total assets of approximately $6.8 billion and about 2.2 million customers and energy operations across the U.S. and in Canada, the United Kingdom, New Zealand, Australia, China and Jamaica.

    Executives of the two Kansas City-based firms said the merger will benefit shareholders, customers and employees by responding to the new competitive dynamics of the utility industry with a unique type of company -- one with the customer focus and growth characteristics of a diversified energy services provider, underpinned by the operating and financial strengths of its core utility business.

    The savings estimates are based on strict federal guidelines and a close-in analysis by more than 300 employees from both companies as well as outside consultants. The savings will be generated over the first 10 years of combined operation, with approximately one-third being realized in the first five years and the remainder spread evenly over the second half of the period.

    Savings would be achieved by such measures as combining system dispatch, avoiding capital expenditures and duplications, consolidating internal computer and

                                     - more -

Merger Savings -2


communications systems, combining workforces, and improving use of facilities and inventories. Major categories include:

    - $315 million in all aspects of power generation by optimizing generation dispatch, achieving maintenance efficiencies, and avoiding capital expenditures for future plant construction;

    - $113 million in various information technology applications by avoiding duplication, consolidating support for systems such as accounting and customer information, and realizing savings on telecommunications, hardware and software, fees and licenses;

    - $32 million in transmission and distribution through the consolidation of power station and substation facilities, adoption of more efficient practices, and avoidance of capital outlays;

    - $51 million in purchasing and materials management through combined volume purchasing benefits, reduced inventories, and improved use of warehouse and storage facilities;

    - $65 million in consolidating and optimizing a wide range of administrative and departmental process and systems duplications;

    - And $30 million in fleet and facilities management by combining and reducing the inventory of vehicles, achieving better lease terms, improving maintenance support, and consolidating corporate headquarters in Kansas City, Missouri and other facilities.

    The present expectation is that over the 10 years only about 200 jobs would be eliminated out of the 7,000 total combined workforce, with the vast majority of those reductions being handled through attrition, reduced hiring, retirements, and redeployment as the new company grows.

    While not forecasting future growth specifics, studies also emphasize that the new company is expected to continue the aggressive track records that KCPL and UtiliCorp achieved as stand-alone companies -- the two having invested a total of more than $3 billion

                                     - more -

Merger Savings -3


since 1984 on acquisitions and other growth activities, with $1 billion spent in the last three years alone.

    Kansas City Power & Light Company (NYSE:KLT) provides electric power to a growing and diversified service territory encompassing metropolitan Kansas City and parts of eastern Kansas and Western Missouri. KCPL is a low-cost producer and a leader in fuel procurement and plant technology. KLT Inc., a wholly-owned subsidiary of KCPL, pursues opportunities in non-regulated, primarily energy-related ventures.

    UtiliCorp United (NYSE:UCU) is an international electric and gas company with energy customers and operations across the U.S. and in Canada, Great Britain, New Zealand, Australia and Jamaica. In 1995 it launched EnergyOne-SM-, the first nationally branded line of products and services for electric and gas utility customers. UtiliCorp has grown rapidly over the past decade through utility mergers and acquisitions and by starting non-regulated energy-related businesses.

                                       ##

                            A Fact Sheet - April 1996

This material is being filed pursuant to Rule 14a-6 and is being made available at various shareholder meetings beginning April 22, 1996.


FACT SHEET -- APRIL 1996

A GUIDE TO THE MERGER
OF KANSAS CITY POWER & LIGHT COMPANY
AND UTILICORP UNITED INC.
- -------------------------------------------------------------------------------

CAPITALIZATION SUMMARY

As of December, 31, 1995
(%)

    [GRAPH]
- -------------------------------------------------------------------------------

                                                                       INDUSTRY
                         UTILICORP        KCPL         COMBINED        AVERAGE*
                         ------------------------------------------------------
COMMON STOCK               39.0           49.2           43.4           47.0

PREFERRED STOCK             5.2            5.0            5.1            5.5

DEBT**                     55.8           45.8           51.5           47.5
                         ------------------------------------------------------
                           100%           100%           100%           100%

* Source: Value Line
** (Excludes short-term debt and current maturities)

- -------------------------------------------------------------------------------
COMBINED CUSTOMERS BY CLASS

For Year Ended December 31, 1995


COMBINED - TOTAL 1,661,427*
- ----------------------------

       [PIE CHART]

- ----------------------------
RESIDENTIAL    1,465,589

COMMERCIAL       181,493

INDUSTRIAL         6,791

WHOLESALE
AND OTHER          7,554

* Excludes 527,000 Australian Customers

- -------------------------------------------------------------------------------
A MERGER OF EQUALS

Announced in January, the proposed $3 billion merger of UtiliCorp United (NYSE:
UCU) and Kansas City Power & Light Company (NYSE: KLT) is expected to enhance shareholder value. Subject to the approval of the shareholders of both companies and various regulatory jurisdictions, the transaction is expected to be completed sometime in the second quarter of 1997. The merged company, to be named later, will be headquartered in Kansas City, Missouri and have assets of over $6.8 billion, combined sales over $3.5 billion, and about 2.5 million customers worldwide.

It is expected that this strategic merger will blend the best of two worlds: a conservatively managed, well-capitalized financial position coupled with an aggressive strategy and potential for domestic and international growth.

We anticipate the combined company will have marketing and entrepreneurial skills that are rare in this industry, backed by the financial and operational muscle to take advantage of those skills.

- -------------------------------------------------------------------------------
HIGHLIGHTS

- -   The anticipated cost savings are estimated at $600 million over a 10 year period through greater operating and administrative efficiencies, combined purchasing and deferral or elimination of capital expenditures.

- -   Both KCPL and UtiliCorp have a history of consistent dividend growth, and that is expected to continue during the merger process. The board of directors of the new company will determine the dividend policy for the merged company, based on such factors as earnings, financial condition and capital requirements. Although it is premature to commit, it is the current intention of KCPL and UtiliCorp to maintain initial dividends of the combined company which will be at least in the range of those currently being paid.

- -   The transaction is expected to be tax-free for both shareholder groups, with holders of UtiliCorp common stock receiving 1.096 shares of stock in the new company for each common share of UtiliCorp owned. Shareholders of KCPL will receive one share of stock in the new company for each share of KCPL common stock owned.

- -   The new company's board of directors will have 18 members, nine of whom will be designated by KCPL and nine of whom will be designated by UtiliCorp. It is anticipated that the current directors of KCPL and UtiliCorp at the time of the merger will be the initial directors of the combined company. KCPL Chairman and President Drue Jennings will become chairman of the new company and Richard
C. Green, Jr., chairman and chief executive officer of UtiliCorp, will become vice chairman and chief executive officer.

COMBINED ELECTRIC GENERATION

Combined Fuel Mix
For Year Ended December 31, 1995
(Based on net megawatt-hour generation)

           COMBINED-FUEL
- ------------------------------------

           [PIE CHART]

- ------------------------------------

COAL       69%

NUCLEAR    21%

GAS         4%

HYDRO       6%


- ------------------------------------


REVENUES BY SEGMENT

For Year Ended December 31, 1995
($ in millions)

    UTILICORP - TOTAL $2,798.5
- ------------------------------------

         [PIE CHART]

- ------------------------------------

ELECTRIC           $577.7

GAS                $616.8

ENERGY RELATED
AND OTHER          $1,604.0


    KCPL - TOTAL $886.0
- ------------------------------------

         [PIE CHART]

- ------------------------------------

ELECTRIC           $886.0


    COMBINED - TOTAL $3,684.5
- ------------------------------------

         [PIE CHART]

- ------------------------------------

ELECTRIC           $1,463.7

GAS                $616.8

ENERGY RELATED
AND OTHER          $1,604.0


- --------------------------------------------------------------------------------
UTILICORP IN BRIEF

Based in Kansas City, Missouri, UtiliCorp United is an international electric and gas company with total assets of $3.9 billion. The company has energy customers and operations across the U.S. and in Canada, Great Britain, New Zealand, Australia and Jamaica. In 1995 it launched EnergyOneSM, the first nationally branded line of products and services for electric and gas utility customers.



- --------------------------------------------------------------------------------
KCPL IN BRIEF

Also headquartered in Kansas City, Kansas City Power & Light has total assets of $2.9 billion and generates and distributes electricity to more than 430,000 customers in a 4,700 square-mile area located in 23 counties in western Missouri and eastern Kansas. In 1992, the company formed KLT, Inc., a wholly owned subsidiary which pursues opportunities in unregulated, energy-related businesses in the United States and overseas.


- --------------------------------------------------------------------------------

                              KCPL/UTILICORP OPERATIONS


[MAP describing KCPL and UTILICORP Service Territories and Operating Locations]




    [UTILICORP UNITED LOGO]                      [KCPL LOGO]

    INVESTOR RELATIONS:                          INVESTOR RELATIONS:
    Ellen Fairchild -- 816-467-3506              David Myers -- 816-556-2312

Presentation slides for shareholder meetings beginning April 22, 1996

This material is being filed pursuant to Rule 14a-6 and is being made available at various shareholder meetings beginning April 22, 1996.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


[UTILICORP LOGO]

                                     [KCPL LOGO]


                                      April 1996

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

The perfect merger of equals...

[TRIANGLE]

- -   Growth-oriented
- -   National/international
- -   Operating and financial strength

    ...delivers benefits to all key stakeholders

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

The perfect merger of equals...

[TRIANGLE]

- -   Achievable
- -   Credible
- -   Strategic

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

New Company Traits

- -   10 years experience operating competitive non-regulated businesses
- -   Diverse products, territories, asset base and generating mix
- -   10 years investment in growth - $3 billion
- -   Recognized leader in fuel procurement and generating technology
- -   Top 10 in power marketing
- -   Top 10 in gas wholesaling
- -   Top level of employee ownership

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Benefits to Stakeholders

Shareholders
- -   Strong potential for earnings growth
- -   Reliable dividend with strong growth outlook
- -   Portfolio of non-regulated businesses
- -   Compound growth as combined company

Customers
- -   Range of energy products and services
- -   Immediate reductions in retail electric rates; shared savings
- -   5-year period of rate stability

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Benefits to Stakeholders

Employees
- -   Part of a stronger, growth-oriented company
- -   Expanded career opportunities with multinational reach
- -   Opportunity to own stock in a competitive, national energy company

Communities
- -   Stronger voice in national policy debates
- -   Greater ability to attract new business
- -   Enhanced community involvement and support

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                Cost savings of $600 million over first 10 years

Synergies

                                  [A PICTURE IMAGE]

                          A picture showing various elements
                               of the energy industry.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

[BOX]
GENERATE ENERGY

          [BOX]
          DISTRIBUTE AND TRANSPORT ENERGY

                    [BOX]
                    SERVE CUSTOMERS

                              [BOX]
                              PURCHASING/MATERIALS & FACILITIES

                                        [BOX]
                                        INFORMATION TECHNOLOGY

                                                  [BOX]
                                                  EXECUTIVE & ADMINISTRATIVE
                                                            SUPPORT

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Major Drivers

                                  [A PICTURE IMAGE]
                               A picture showing major             New
                             drivers of energy industry.           Entrants

Technology


                                                                  Regulatory
                                                                  and
Customers                                                         Legislative
                                                                  Reform

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Winner in Marketplace

- -   Operational excellence
- -   Strong credit rating
- -   A true energy company
- -   National gas marketer/trader - 10.5 bcf/day
- -   National power marketer/trader - over 10,000 mwh/day
- -   First and dominant national brand -EnergyOne
- -   Stand-alone 10-year average total return is above the industry--UCU: 17.3%;
    KCPL: 17.7%; industry: 13.1%

                             Presentation slides
                          for shareholder meetings
                          beginning April 22, 1996

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Growth Strategy

- -   Goal of total shareholder returns above S&P 500 and industry peers
- -   New products and services
- -   Non-regulated businesses
- -   Global initiatives
- -   Alliances and partnerships
- -   Mergers and acquisitions

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Growth Record                                        Combined
                                                     Company


- -   Gas sales/transportation                          1,075%
- -   Electric sales                                      179%
- -   Total sales                                         421%
- -   Total customers                                     250%
- -   Total assets                                        200%
- -   Non-regulated businesses reached $1.6 billion


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Growth in Shareholder Value

[BAR GRAPH]


                       UCU                 KCPL
                      --------            --------
                     1,539.43            1,335.40
                     1,205.20            1,289.86
                     1,665.40            1,752.15
                     2,107.26            2,100.48
                     2,091.46            2,296.24
                     3,083.56            3,298.78
                     3,162.00            3,377.95
                     3,819.58            3,625.56
                     3,392.51            3,953.31
                     3,980.76            4,732.90


                                     December 31

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Combined Financials


(Based on year end 1995-pro forma)
millions                                        UCU         KCPL      Combined
                                                                      Company
- -  Revenues                                  $2,798.5     $886.0     $3,684.5
- -  Operating income                            $225.1     $244.1       $469.2
- -  Earnings Available                           $77.7     $118.6       $196.3


- -  10-year total return                          298%       373%
   (vs. industry average of 211%)


- -  Total assets                              $3,885.9   $2,882.5     $6,768.4


UTILICORP UNITED          KANSAS CITY POWER & LIGHT

[A MAP OF NORTH AMERICA SHOWING LOCATIONS OF UTILICORP AND KCPL UTILITY SERVICE AREA, GAS MARKETING AREA, POWER PROJECTS, GAS PIPELINES AND GAS PROCESSING PLANTS.]

KANSAS CITY POWER & LIGHT          UTILICORP UNITED

[A MAP OF UNITED STATES SHOWING LOCATIONS OF POWER PROJECTS OF KCPL AND UTILICORP.]

UTILICORP UNITED          KANSAS CITY POWER & LIGHT

[A MAP OF CHINA AND JAMAICA SHOWING LOCATIONS OF POWER PROJECTS.]

KANSAS CITY POWER & LIGHT          UTILICORP UNITED

[A MAP OF BRITISH COLUMBIA, NEW ZEALAND, UNITED KINGDOM AND AUSTRALIA SHOWING LOCATIONS OF SERVICE TERRITORY AND CUSTOMER COUNT.]


     British Columbia     81,000
     New Zealand         279,000
     United Kingdom       27,000
     Australia           520,000

UTILICORP UNITED          KANSAS CITY POWER & LIGHT

The perfect merger of equals...

[TRIANGLE]

- -   Growth-oriented
- -   National/international
- -   Operating and financial strength

    ...delivers benefits to all key stakeholders

Speaker notes for presentations to shareholder groups beginning April 22,1996.

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                    PAGE 1
- --------------------------------------------------------------------------------

This material is being filed pursuant to Rule 14a-6 and consists of presenter speech notes for a presentation to various shareholder groups beginning April 22, 1996.

- --------------------------------------------------------------------------------

SLIDE 1: CURRENT UCU AND KLT LOGOS


POINTS TO MAKE:

- -   Welcome and self-introductions
- -   Excitement about the merger and what it will mean
- -   Putting finishing touches on new name, to be announced  S O O N....

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                    PAGE 2
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 2: THE PERFECT MERGER OF EQUALS.... DELIVERS BENEFITS TO ALL KEY
STAKEHOLDERS

KCPL & UtiliCorp:

[TRIANGLE]

- -   Growth-Oriented
- -   Operating and Financial Strength
- -   National/International


POINTS TO MAKE:

- -   Combination with all stakeholder groups in mind
- -   Deal built on complementary strengths and attributes
- -   Combined company will deliver enduring, dynamic growth
- -   Both companies have growth strategies with proven track records
- -   Will grow faster together than either company could alone
- --------------------------------------------------------------------------------
- -   Active in emerging global market for energy

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                    PAGE 3
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 3: THE PERFECT MERGER OF EQUALS:


[TRIANGLE]

- -   Achievable
- -   Credible
- -   Strategic


    POINTS TO MAKE:

- -   For shareholders to want to merge, a combination must be achievable and believable,
    and make good long-term strategic sense.
- -   This deal satisfies all three points, and we will explain why....
- -   It's a friendly merger of equals, beneficial to both companies.
- -   We don't expect any major regulatory hurdles.
- -   Our synergies estimates were done by both companies plus an independent auditor
- -   Both companies are financially healthy and have sound track records of growth.
- -   The merger offers significant strategic and financial benefits for all stakeholders
- -   The first utility merger equally driven by synergies AND growth strategy

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                    PAGE 4
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 4: NEW COMPANY TRAITS

- -   10 years experience operating competitive non-regulated businesses through growth in earnings and dividends
- -   Diverse products, territories, asset base and generating mix
- -   10 years investment in growth-- $3 billion
- -   Recognized leader in fuel procurement and generating technology
- -   Top 10 in power marketing
- -   Top 10 in gas wholesaling
- -   Top level of employee ownership


    POINTS TO MAKE:

- -   A superior deal because of what our combined companies bring together.
- -   Broad energy expertise and industry leadership.
- -   Geographic reach, national and international.
- -   We think like shareowners because so many of us (over 90%) ARE shareowners.

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                    PAGE 5
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 5: BENEFITS TO STAKEHOLDERS

    SHAREHOLDERS
- -   Strong potential for earnings growth
- -   Reliable dividend with strong growth outlook
- -   Portfolio of non-regulated businesses
- -   Compound growth as combined company

    CUSTOMERS
- -   Range of energy products and services
- -   Immediate reductions in retail electric rates; shared savings
- -   5-year period of rate stability


    POINTS TO MAKE:

- -   Positioned to seize opportunities
- -   Being highly competitive benefits customers in quality of service, choice of products, and costs.

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                    PAGE 6
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 6: BENEFITS TO STAKEHOLDERS

    EMPLOYEES
- -   Part of a stronger, growth-oriented company
- -   Expanded career opportunities with multinational reach
- -   Opportunity to own stock in a competitive, national energy company

    COMMUNITIES
- -   Stronger voice in national policy debates
- -   Greater ability to attract new business
- -   Enhanced community involvement and support


POINTS TO MAKE:

- -   Growing employee base; UCU added 450 jobs in 1995, has 200 new hire openings NOW...
- -   About 5 million shares owned by employees
- -   New company's growth will provide greater opportunity for employees and bring added jobs and support to communities.
- -   Both companies have strong records of community support and development

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                    PAGE 7
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 7: SYNERGIES (GRAPHIC)

- -   Cost savings of $600 million over a 10-year period


    POINTS TO MAKE:

- -   We came up with a very realistic estimate of savings, adhering to the strict guidelines
    specified by the Federal Energy Regulatory Commission.
- -   Our estimate was developed by about 300 employees from both companies and independent outside consultants.
- -   Now here's a look at the various components of that $600 million estimate:

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                    PAGE 8
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 8: SYNERGIES

- -   Generate energy
- -   Distribute and transport energy
- -   Serve customers
- -   Purchasing/materials & facilities
- -   Information technology
- -   Executive and administrative support

POINTS TO MAKE:

- -   We have identified six main areas for cost savings:

- -   $315 MILLION in all aspects of power generation by:
    -- optimizing generation dispatch
    -- achieving maintenance efficiencies
    -- avoiding capital expenditures for future plant construction

- -   $32 MILLION through:
    -- consolidation of power station and substation facilities
    -- adoption of more efficient practices
    -- avoidance of capital outlays

- -   $4.3 MILLION through:
    -- collections
    -- expanding the use of cellnet
    -- consolidation of call centers

- -   $51 MILLION in purchasing and materials management through:
    -- combined volume purchasing benefits
    -- reduced inventories
    -- improved use of warehouse and storage facilities

- -   $30 MILLION in fleet and facilities management by:
    -- combining and reducing the inventory of vehicles
    -- achieving better lease terms
    -- improving maintenance support
    -- consolidating corporate headquarters in Kansas City and other facilities

- -   $113 MILLION in various information technology applications by:
    -- avoiding duplication
    -- consolidating support for systems such as accounting and customer information
    -- realizing savings on telecommunications, hardware and software, fees and licenses

- -   $65 MILLION in consolidating and optimizing a wide range of administrative and departmental process and systems duplications

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                    PAGE 9
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 9: MAJOR DRIVERS

    [ GRAPHIC ]

    ENERGY INDUSTRY

- -   Technology
- -   Customers
- -   New Entrants
- -   Regulatory and Legislative Reform


POINTS TO MAKE:

- -   Changing environment leading to intense competition, need for mergers
- -   Must have low-cost operations
- -   Must manage low-margin commodity business
- -   Must increase margins through new products and services
- -   With a blended management team and multiple marketing skills, our combined company is equipped to handle these challenges positively

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 10
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 10:     WINNER IN MARKETPLACE

- -   Operational excellence
- -   Strong credit rating
- -   A true energy company
- -   National gas marketer/trader-- 10.5 bcf/day
- -   National power marketer/trader-- over 10,000 mwh/day
- -   First and dominant national brand-- EnergyOne
- -   Stand-alone 10-year average total return is above the industry--
    UCU: 17.3%;   KCPL: 17.7%;   electric industry:  13.1%.

POINTS TO MAKE:

- -   Operational excellence:
    -- KCPL known for fuel and fuel cost management;  $.77 per mmbtu in 1995
        (no one else below $1.00 in the region).
    -- Exceptional facilities availability.
    -- Iatan plant in top 10 for low production costs.
    -- Wolf Creek the #1 nuclear generator in U.S. and #4 in the world
        (total kwh produced)
- -   EnergyOne is a nationally recognized brand, making long-term, national account sales:
    -- Service Merchandise stores
    -- Applebee's;  Wendy's;  McDonalds
    -- California school districts
    -- Asian-American Hotel Association
    --3M;  IBM;  AT&T

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 11
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

SLIDE 11:     GROWTH STRATEGY


- -   Goal of total shareholder returns above S&P 500 and industry peers
- -   New products and services
- -   Non-regulated businesses
- -   Global initiatives
- -   Alliances and partnerships
- -   Mergers and acquisitions


    POINTS TO MAKE:

- -   Our companies have a successful track record in all of these areas.
- -
- -
- -

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 12
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- --------------------------------------------------------------------------------

SLIDE 12:     GROWTH RECORD


                                        NEW COMPANY
                                        -----------
- -   Gas sales/transportation                1,075%
- -   Electric sales                            179%
- -   Total sales                               421%
- -   Total customers                           250%
- -   Total assets                              200%
- -   Non-regulated businesses reached $1.6 billion


    POINTS TO MAKE:

- -   Strong growth track record.
- -   Figures are for 10-year cumulative growth, both companies combined.
- -   Customer growth includes 520,000 customers in Australia acquired in 1995.
- -   Non-regulated sales reflect businesses started from scratch within last 10 years.

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 13
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SLIDE 13:     GROWTH IN SHAREHOLDER VALUE

    [ BAR GRAPH ]


    POINTS TO MAKE:

- -   Based on the 10-year history of our two companies, shown here, projecting total returns to shareholders for first 10 years after closing means that $1,000 invested would grow to over $5,000.
- -   Graph shows historic 10-year growth in total return to shareholders, assuming $1,000 invested on 12/31/85, including price appreciation, dividends and dividend reinvestment (including UCU 2% stock dividends paid semiannually in 1986 thru 1989).
- -   We are creating a diversified energy company designed for growth
- -   Responding to industry dynamics, similar to airlines and banking
- -   Starting with 2.5 million customers domestic and international
- -   Market covers the U.S., with a presence in six foreign countries
- -   Strong marketing infrastructure and customer focus
- -   Track record in acquisitions, expansion and new businesses
- -   More able to offer energy-related services
- -   Low-cost suppliers of energy
- -   Combined company's enviable position sets us apart from competition

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 14
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SLIDE 14:     COMBINED FINANCIALS

(Based on year end 1995 - pro forma)


                                                               COMBINED
    millions                          UCU           KCPL       COMPANY
                                      ---           ----       --------
- -   Revenues                          $2,798.5      $886.0     $3,684.5
- -   Operating Income                    $225.1      $244.1       $469.2
- -   Earnings Available                   $77.7      $118.6       $196.3

- -   10-year total return                 298%        373%
    (vs. industry average of 211%)

- -   Total assets                      $3,885.9    $2,882.5     $6,768.4


    POINTS TO MAKE:

- -   Two strong companies coming together to create an even stronger one.
- -   Growth is a fundamental part of the combination.
- -   Combined 10-year growth rate is left blank because it would be meaningless;
    and regardless, our new company intends to do better than our stand-alone performances.

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 15
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SLIDE 15:     NORTH AMERICA

    [ COMBINED SERVICE AREA MAP ]


    POINTS TO MAKE:

- -   Our new company will have extended, national market reach
- -   Marketing natural gas in nearly all 48 states.
- -   Marketing electric power nationwide.
- -   Electric and gas utilities in eight states and British Columbia.
- -   Poised for additional domestic and international growth
- -   A natural fit to achieve meaningful synergies.

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 16
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SLIDE 16:     POWER PROJECTS

    [ COMBINED U.S. IPP MAP ]


    POINTS TO MAKE:


- -   Our company has extensive experience with independent power projects, primarily in eastern and western states.
- -   Recently entered an agreement with Air Products and Chemicals to develop, own and operate generating projects in 16 states in the Midwest.

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 17
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SLIDE 17:     POWER PROJECTS

    [ COMBINED IPP MAP-- CHINA AND JAMAICA ]


    POINTS TO MAKE:

- -   Our interests in generating projects have international reach.
- -   We are investing in small-scale power projects in China.
- -   We are a partner in a 60 MW generating project in Kingston, Jamaica that will begin operations later this year.

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 18
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SLIDE 18:     INTERNATIONAL

    [ BRITISH COLUMBIA / NEW ZEALAND / UNITED KINGDOM / AUSTRALIA MAP ]


    POINTS TO MAKE:

- -   Our company has nearly 10 years experience with utility operations in other countries
- -   Today we are approaching 1 million international customers (numbers on screen).
- -   We are well wired into the emerging global market for energy, fueled by deregulation and privatization
- -   The U.K. market is opening up competition for more than 18 million residential gas customers.
- -   We are the managing partner in United Energy, got first pick of Victorian electric distribution companies.

MERGER PRESENTATION -- AS OF APRIL 21, 1996 -- 9:30 AM                   PAGE 19
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SLIDE 19:     THE PERFECT MERGER OF EQUALS.... DELIVERS BENEFITS TO ALL KEY
STAKEHOLDERS

KCPL & UtiliCorp:

[TRIANGLE]

- -   Growth-Oriented
- -   Operating and Financial Strength
- -   National/International


CONCLUDING POINTS TO MAKE:

- -   Benefits all stakeholder groups
- -   Builds on complementary strengths and attributes
- -   Will deliver enduring, dynamic growth
- -   Reliable dividend with growth outlook
- -   Both companies have growth strategies with proven track records
- --------------------------------------------------------------------------------
- -   Will grow faster together than either company could alone
- -   Deal is doable, credible and strategic.
- -   We hope you will all vote your proxies.
- -   Now we will welcome your questions.